UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016 (January 27, 2016)

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York	10006
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2016, Nasdaq, Inc. (“Nasdaq”) announced that Lee Shavel, Chief Financial Officer (“CFO”) and Executive Vice President, Corporate Strategy, will retire, effective March 31, 2016. Mr. Shavel will step down from his current position and become a Strategic Advisor on February 1, 2016. Ronald Hassen, Senior Vice President, Controller and Principal Accounting Officer, will become Interim CFO, effective February 1, 2016.

Ronald Hassen, age 63, has served as Senior Vice President and Controller since March 2002 and Principal Accounting Officer since May 2002. In addition, Mr. Hassen previously served as Interim CFO from March 2011 through May 2011 and Treasurer from November 2002 through January 2007. Prior to joining Nasdaq, Mr. Hassen served as Controller of Deutsche Bank North America from June 1999, after its acquisition of Bankers Trust Company. Mr. Hassen joined Bankers Trust in 1989, serving as Principal Accounting Officer from 1997 until the company’s acquisition by Deutsche Bank.

Nasdaq entered into an agreement, dated January 27, 2016, with Mr. Shavel in connection with his retirement. Among other things, that agreement provides that Mr. Shavel’s 2014 and 2015 equity grants will continue to vest, and his previously-vested stock options will remain exercisable until March 31, 2017.

In addition, Nasdaq entered into an agreement, dated January 27, 2016, with Mr. Hassen, pursuant to which he is expected to serve as Interim CFO through the start date of a new CFO and then as a part-time Strategic Advisor through September 30, 2016. As Interim CFO, Mr. Hassen will receive an annual base salary of $500,000 and be eligible for a pro-rated annual cash incentive award with a target value of $750,000 and an equity grant valued at $400,000. In addition, Mr. Hassen’s outstanding performance share units with a three-year performance period will continue to vest, and his outstanding performance share units with a one-year performance period will vest on September 30, 2016.

A copy of the press release announcing Mr. Shavel’s retirement and Mr. Hassen’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release dated January 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2016	Nasdaq, Inc.

	By:	/S/ EDWARD S. KNIGHT
Edward S. Knight
Executive Vice President and General Counsel